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                                                                   Exhibit 10.77

                                   TERMINATION

                                       OF

                  COLLATERAL ASSIGNMENT SPLIT-DOLLAR AGREEMENT

                  WHEREAS, by Agreement made the 6th day of October, 2000 (the "Split-Dollar Agreement"), by and between Select Medical Corporation ("Corporation") and Michael E. Salerno, Trustee of the Irrevocable Trust under Deed date October 20, 1987 of Rocco A. Ortenzio, Settlor ("Owner") and Rocco A. Ortenzio ("Employee") (Corporation, Owner and Employee collectively referred to herein as the "Parties") Corporation agreed to pay premiums on certain life insurance policies (the "Policies"), as an additional employment benefit to Employee, with Owner, as the owner of the Policies, to possess all incidents of ownership in and to the Policies, which were, however, in each case to be subject to a collateral assignment in favor of Corporation (collectively, the "Collateral Assignments") to secure the payment of the Corporation's "Secured Premium Amount" (as that term is defined in the Split-Dollar Agreement); and

                  WHEREAS, the Policies currently subject to the Split-Dollar Agreement are listed on the schedule attached hereto; and

                  WHEREAS, by reason of certain federal legislation commonly known as the Sarbanes-Oxley Act, it is uncertain whether Corporation can continue to make premium payments with respect to the Policies as contemplated in the Split-Dollar Agreement; and

                  WHEREAS, all of the Parties are willing to terminate the Split-Dollar Agreement at this time upon payment by Owner to Corporation of the Secured Premium Amount, as specifically contemplated in paragraph 11(d) of the Split-Dollar Agreement; and

                  WHEREAS, the Parties are in agreement that the Secured Premium Amount is Three Million Seven Hundred Forty-Four Thousand Dollars ($3,744,000); and

                  WHEREAS, Owner will, contemporaneously with execution of this instrument, pay to Corporation the full Secured Premium Amount of Three Million Seven Hundred Forty-Four Thousand Dollars ($3,744,000); and

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                  NOW THEREFORE, the parties hereto agree that, effective upon payment to the Corporation by Owner of the Secured Premium Amount and execution of this Termination Agreement the Split-Dollar Agreement shall be terminated; and

                  Corporation further agrees that, in accordance with paragraph 12(a) of the Split-Dollar Agreement, Corporation shall release the Collateral Assignments with respect to the Policies by the execution and delivery of appropriate instruments of release.

                  IN WITNESS WHEREOF, the parties have executed this Termination Agreement, in duplicate, as of this ----- day of December, 2003.

Attest:                             SELECT MEDICAL CORPORATION

/s/ Michael E. Tarvin               By: /s/ Scott A. Romberger
---------------------------             ----------------------------------------
Michael E. Tarvin, Secretary                Scott A. Romberger,
                                            Vice President and Controller



                                    IRREVOCABLE TRUST OF ROCCO A.
                                    ORTENZIO DATED OCTOBER 20, 1987

                                    By: /s/ Michael E. Salerno
----------------------------            ----------------------------------------
Witness                                     Michael E. Salerno, Trustee

                                         /s/ Rocco A. Ortenzio
----------------------------             ---------------------------------------
Witness                                  ROCCO A. ORTENZIO, Employee

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                         Schedule of Insurance Policies
                      Subject to the Split-Dollar Agreement
               Referred to in the Foregoing Termination Agreement

                           Sun Life Policy #020018770

                           Great West Policy #4995814

                         Metropolitan Policy #951050265A

                        Metropolitan Policy #960150090PR

                         Metropolitan Policy #951150267A

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